Exhibit 99.1

December 18, 2012

Dear Financial Professional:

Griffin Capital Net Lease REIT recently made an important announcement disclosing that we anticipate declaring a new offering price for the shares being sold in our initial public offering on February 1, 2013 (the “Price Announcement Date”).

We will continue to offer shares at the current price of $10.00 per share through the day immediately prior to the Price Announcement Date, and all issuances of shares pursuant to our distribution reinvestment plan (“DRIP”) on or prior to the Price Announcement Date will continue to reflect a price of $9.50 per share. Effective on the Price Announcement Date, we will begin offering shares at our new offering price, which may be different than our current $10.00 per share price. Following the Price Announcement Date, issuances of shares of our common stock pursuant to our DRIP will reflect a price equal to 95 percent of the new primary offering price.

The change in offering price is being made in connection with our pending follow-on public offering. As you may know, on August 29, 2012 we filed a registration statement on Form S-11 announcing our intent to execute a follow-on public offering, which we anticipate being effective on or about March 1, 2013. The above-referenced change in Net Lease REIT’s offering price is being made in anticipation of our pending follow-on public offering. Our broker-dealer partners have made clear, and we agree, that establishing a new offering price in connection with a follow-on offering should be considered best practices for our industry. For those of you doing business with our sister company, Griffin-American Healthcare REIT II, you will recognize that the process described herein is similar to the one they employed—not a coincidence as our management believes that this process is an appropriate way to handle a price change.

This letter includes important information regarding the transition of our offering price and the submission of subscriptions for our offering.

Subscription Agreement

Since our current subscription agreement does not include a share price, there is no need to revise this agreement for the share re-pricing event—this is one less issue for broker-dealers, financial advisors and investors to deal with at this time.

Subscription Processing

Deadlines and Processes for Non-Custodial (Non-Qualified) Subscriptions:

We will continue to accept subscriptions for our primary offering at $10.00 per share through the day immediately prior to the Price Announcement Date. All subscriptions that are in good order and signed and postmarked to DST Systems, Inc., our transfer agent, prior to the Price Announcement Date (i.e., January 31 or earlier, assuming that the Price Announcement Date is February 1) will be processed at $10.00 per share for the primary offering.

Griffin Capital Net Lease REIT, Inc.	Griffin Capital Securities, Inc., member FINRA/SIPC
2121 Rosecrans Avenue	4000 MacArthur Blvd., West Tower, Suite 220
El Segundo, California 90245	Newport Beach, California 92660
(949) 270-9200	(949) 270-9300

Deadlines and Processes for Custodial (Qualified) Subscriptions:

Notwithstanding this hard cut-over to the new offering price as of the Price Announcement Date, we will make an accommodation for primary offering subscriptions that require funds due to be transferred from an individual retirement account custodian. For custodial accounts (qualified subscriptions) only, in order for us to accept a primary offering subscription at $10.00 per share, the following conditions must be met:

•	the investor must sign the subscription agreement prior to the Price Announcement Date;

•

a copy of the subscription agreement and transfer request must be submitted in good order (subject only to the receipt of funds and custodial signature) and postmarked to DST Systems, Inc., our transfer agent, prior to the Price Announcement Date; and

•	our transfer agent must receive the final subscription agreement executed by the custodian, and proceeds by March 4, 2013.

For custodial accounts (qualified account subscriptions), please take particular note of the requirement to send a copy of the subscription agreement and transfer request to our transfer agent, dated and postmarked prior to the Price Announcement Date (as this may differ from your traditional practice). The original subscription agreement should be sent to the account custodian to process in the ordinary course of standard business processing, but a duplicate copy must also be sent to our transfer agent by the January 31st deadline.

Any subscriptions dated prior to the Price Announcement Date, but postmarked on or after the Price Announcement Date, will be held for confirmation with the advisor whether the transaction is authorized to proceed at the new offering price only.

Any subscriptions dated on or after the Price Announcement Date will be processed at our new offering price.

We appreciate your ongoing support for Griffin Capital Net Lease REIT, and hope that you find our communications and process surrounding these events to be as transparent and effective as possible. Should you have any questions, please do not hesitate to contact your internal wholesaler at (866) 606-5901.

Sincerely,

Kevin A. Shields Chairman and CEO Griffin Capital Net Lease REIT	David C. Rupert President Griffin Capital Net Lease REIT

Securities offered through Griffin Capital Securities, Inc. Member FINRA/SIPC

NEW OFFERING PRICE INFORMATION SUMMARY SHEET

On December 12, 2012 Griffin Capital Net Lease REIT announced that it anticipates declaring a new offering price for the shares of its common stock on February 1, 2013 (the “Price Announcement Date”). The new offering price is being declared in anticipation of the REIT’s pending follow-on public offering, which the REIT anticipates being effective on or about March 1, 2013. Below are the important requirements and deadlines with respect to the submission of subscription agreements for this offering as a result of this announcement:

•

The REIT will continue to offer shares of its common stock in the primary offering at the current price of $10.00 per share through the day immediately prior to the Price Announcement Date, and all issuance of shares pursuant to its distribution reinvestment plan (“DRIP”) on or prior to the Price Announcement Date will continue to reflect a price of $9.50 per share. Effective on the Price Announcement Date, the REIT will begin offering shares at its new offering price. Following the Price Announcement Date, issuance of shares pursuant to the DRIP will reflect a price equal to 95 percent of the new offering price.

•	The current subscription agreement for the offering will not change as a result of this share re-pricing event (because the current subscription agreement does not include a specific share price).

Deadlines and Processes for Non-Custodial (Non-Qualified) Subscriptions:

We will continue to accept subscriptions for our primary offering at $10.00 per share through the day immediately prior to the Price Announcement Date. All subscriptions that are in good order and signed and postmarked to DST Systems, Inc., our transfer agent, prior to the Price Announcement Date (i.e., January 31 or earlier, assuming that the Price Announcement Date is February 1) will be processed at $10.00 per share for the primary offering.

Deadlines and Processes for Custodial (Qualified) Subscriptions:

Notwithstanding this hard cut-over to the new offering price as of the Price Announcement Date, we will make an accommodation for primary offering subscriptions that require funds due to be transferred from an individual retirement account custodian. For custodial accounts (qualified subscriptions) only, in order for us to accept a primary offering subscription at $10.00 per share, the following conditions must be met: (1) the investor must sign the subscription agreement prior to the Price Announcement Date; (2) a copy of the subscription agreement and transfer request must be submitted in good order (subject only to the receipt of funds and custodial signature) and postmarked to DST Systems, Inc., our transfer agent, prior to the Price Announcement Date; and (3) our transfer agent must receive the final subscription agreement executed by the custodian, and proceeds by March 4, 2013.

Securities offered through Griffin Capital Securities, Inc. Member FINRA/SIPC

For custodial accounts (qualified account subscriptions), please take particular note of the requirement to send a copy of the subscription agreement and transfer request to our transfer agent, dated and postmarked prior to the Price Announcement Date (as this may differ from your traditional practice). The original subscription agreement should be sent to the account custodian to process in the ordinary course of standard business processing, but a duplicate copy must also be sent to our transfer agent by the January 31st deadline.

Any subscriptions dated prior to the Price Announcement Date, but postmarked on or after the Price Announcement Date, will be held for confirmation with the advisor whether the transaction is authorized to proceed at the new offering price only.

Any subscriptions dated on or after the Price Announcement Date will be processed at our new offering price.

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